CHEMFAB CORPORATION

       THIRD AMENDED AND RESTATED 1991 STOCK OPTION PLAN


      1.    Definitions.   As used in this Third  Amended  and
Restated 1991 Stock Option Plan of Chemfab Corporation, the following terms shall have the following meanings:

      Annual Shareholders Meeting shall have the meaning ascribed to it in Section 6.

      As Adjusted means as appropriately adjusted for stock dividends payable in the Stock, split-ups and contractions of the Stock, reclassifications of the Stock, or similar changes of the outstanding shares of the Stock which occur after the date of adoption of this Third Amended and Restated 1991 Stock Option Plan by the Board of Directors.

      Automatic Grant Date shall have the meanings ascribed to it in Section 6(a) and (b), as applicable.

       Board  of  Directors  means  the  Company's  board   of
directors.

      Code means the Federal Internal Revenue Code of 1986, as amended.

      Committee means a committee comprised of two or more Nonemployee Directors, appointed by the Board of Directors, responsible for the administration of the Plan, as provided in
Section 4; provided, that the Board of Directors itself may at any time, in its sole discretion, exercise any or all functions  and  authority of the Committee,  except  that  the
Committee shall have exclusive authority to exercise its functions and authority in respect of selection of officers and directors who are not Nonemployee Directors for participation in and decisions concerning a grant or award of an Option to any of such persons and the matters set forth in clauses (b) through (h) of Section 4 (and any other matters concerning the timing, pricing and amount of a grant or award) in respect of any such persons.

       Company   means   Chemfab   Corporation,   a   Delaware
corporation.

      Grant Date means the date on which an Option is granted, as specified in Section 8 or, as applicable, in Section 6.

     Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

      Market Value means the closing price for a share of the Stock on any date.

      Nonemployee Director means a director of the Company who is not an officer or employee of the Company.

      Nonstatutory Option means any Option that is not an Incentive Option.

      Option means an option to purchase shares of the Stock granted under the Plan.

      Option Agreement means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

      Option Price means the price paid or to be paid by an Optionee for a share of Stock upon exercise of an Option.

     Optionee means a person eligible to receive an Option, as provided in Section 7, to whom an Option shall have been granted under the Plan.

      Plan  means this Third Amended and Restated  1991  Stock
Option Plan of the Company.

      Stock means common stock, par value $.10 per share, of the Company.

      Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiary corporations). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

      Vesting Year for any portion of any Incentive Option means the calendar year in which that portion of the Option first becomes exercisable.

       2. Purpose. The Plan is intended to encourage ownership of the Stock by key employees and directors of, and consultants to, the Company and its subsidiaries and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to qualify as an incentive stock option plan within the meaning of Section 422 of the Code and to provide for the grant of Incentive Options and Nonstatutory Options.

      3. Term of the Plan. Options under the Plan may be granted not later than August 27, 2001.

      4. Administration. The Plan shall be administered by the Committee. Subject to the provisions of the Plan (including, without limitation, the provisions of Sections 6, 9 and 10), the Committee shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company: (a) the key employee, director or consultant to receive the Option; (b) whether the Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (c) the time of granting the Option; (d) the number of shares of the Stock subject to the Option; (e) the Option Price; (f) the vesting schedule, if any, over which the Option shall become exercisable; (g) the expiration date of the Option (which may not be more than ten (10) years after the date of grant thereof); and (h) the restrictions, if any, to be imposed upon transfer of shares of the Stock purchased by the Optionee upon the exercise of the Option. Subject to the provisions of
Section 6, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination on the matters referred to in this
Section 4 shall be conclusive.

      5.    Stock  Subject  to  the  Plan.   The  Plan  covers
1,950,000 shares of the Stock, subject, however, to the provisions of Section 12 of the Plan. The number of shares of the Stock purchased pursuant to the exercise of Options and the number of shares of the Stock subject to outstanding Options shall be charged against the shares covered by the Plan; but shares of the Stock subject to Options which terminated without being exercised shall not be so charged. Shares of the Stock to be issued upon the exercise of Options may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted.

       6.     Automatic  Grants  of  Options  to   Nonemployee
Directors.

       (a)    Directors  Elected  or  Re-Elected   at   Annual
Shareholders Meeting or Special Meeting in Lieu of Annual Meeting. Each individual who is not an officer or employee of the Company who is elected or re-elected to the Board of Directors at an annual shareholders meeting or special meeting in lieu of annual meeting (an "Annual Shareholders Meeting"), or continues to serve as a director after such Annual Shareholders Meeting, is hereby granted, on the date of such meeting (as used in or with reference to this Section 6(a), an "Automatic Grant Date"), a Nonstatutory Option to purchase 6,000 shares of the Stock (As Adjusted). Each Nonstatutory Option granted to an Optionee under this Section 6(a) shall
(1) have an exercise price equal to 100% of the Market Value of the Stock on the Automatic Grant Date, and (2) become exercisable in four (4) equal installments as follows: 25% on the Automatic Grant Date, an additional 25% on the last day of the fiscal quarter which includes the Automatic Grant Date (unless the Automatic Grant Date is itself the last day of a fiscal quarter, in which case this second 25% portion shall become exercisable on the last day of the immediately subsequent fiscal quarter), and an additional 25% on the last day of each of the next two fiscal quarters, if the Optionee remains a director of the Company on such dates.

      (b) Directors Elected at Other Times. Each individual who is not an officer or employee of the Company who is elected to the Board of Directors on a date other than the day of an Annual Shareholders Meeting (as used in or with reference to this Section 6(b), such date being an "Automatic Grant Date") is hereby granted, on the Automatic Grant Date, a Nonstatutory Option to purchase the number of shares of the Stock set forth below, based on the number of quarters remaining in the fiscal year during which he or she is so elected, which option shall become exercisable if the Optionee remains a director of the Company as set forth below:

           (1) If such individual is elected after the day of an Annual Shareholders Meeting but on or before December 31, he or she is hereby granted a Nonstatutory Option to purchase 4,500 shares of the Stock (As Adjusted), 33 1/3% of which shall become exercisable on each of December 31, March 31 and June 30 of the fiscal year of such director's election if he or she remains a director on such dates.

           (2) If such individual is elected on or after January 1 but on or before March 31, he or she is hereby granted a Nonstatutory Option to purchase 3,000 shares of the Stock (As Adjusted), 50% of which shall become exercisable on each of March 31 and June 30 of the fiscal year of such director's election if he or she remains a director on such dates.

          (3) If such individual is elected on or after April 1 but on or before June 30, he or she is hereby granted a Nonstatutory Option to purchase 1,500 shares of the Stock (As Adjusted) which shall become fully exercisable on June 30 of the fiscal year of such director's election if he or she remains a director on such date.

Each Option granted to a director under this Section 6(b) shall have an exercise price equal to 100% of the Market Value of the Stock on the Automatic Grant Date.

     7. Eligibility. An Option may be granted only to a key employee, director or consultant of the Company or one or more of its subsidiaries, provided that no Options may be granted to any Nonemployee Director except pursuant to the provisions of Section 6, and provided, further, that Incentive Options may be granted only to a key employee of the Company or one or more of its subsidiaries.

     8. Time of Granting Options. Subject to the provisions of Section 6, the granting of an Option shall take place at the time specified by the Committee. Only if expressly so provided by the Committee shall the Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

     9. Option Price. The Option Price under each Incentive Option shall be not less than 100% of the Market Value of the Stock on the Grant Date, or not less than 110% of the Market Value of the Stock on the Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall not be so limited by reason of this Section 9, and need not be fair market value.

     10. Option Period. No Incentive Option may be exercised later than the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The option period under any Nonstatutory Option shall not be so limited by reason of this
Section 10.

      11. Limit on Incentive Option Characterization. No Incentive Option shall be considered an Incentive Option to the extent that pursuant to its terms it would permit the Optionee to purchase for the first time in any Vesting Year under that Incentive Option more than the number of shares of Stock calculated by dividing the current limit by the Option Price. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the Vesting Year under each other Incentive Option granted to the Optionee under the Plan and each other incentive stock option granted to the Optionee after December 31, 1986 under any other incentive stock option plan of the Company (and any parent and subsidiary corporations).

     12.  Exercise of Option.

      (a) Unless the Committee otherwise determines, and except as otherwise provided in Section 6, all Options shall permit the Optionee to exercise, cumulatively, 25% of the option shares on each of the first four anniversary dates of the Grant Date. The Optionee shall give written notice of exercise to the Company. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For shares of the Stock which the Optionee elects to purchase, the Optionee shall, except as otherwise permitted by Section 12(c) below, enclose a personal check equal to the aggregate option price payable with respect to such shares. Subject to, and promptly after, the Optionee's compliance with all of the provisions of this Section 12(a), the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares of the Stock then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Optionee to take any action in connection with shares of the Stock being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares (including, without limitation, any exercise of the Option and delivery of the certificate or certificate for such shares in accordance with the procedures set forth in Section 12(c) below) shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Each outstanding Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

      (b) The Company's obligation to deliver shares of Stock upon exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Optionee shall satisfy such obligations by making a payment of the requisite amount in cash or by check, unless the Optionee is entitled to and has elected to effect such payment through a "cashless" exercise in accordance with Section 12(c) below.

      (c) In lieu of enclosing a personal check together with the written notice of exercise as described in Section 12(a) above, an Optionee that is not subject to the provisions of
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (a "Qualified Optionee"), may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 12(a) above irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of shares of Stock subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate option price payable with respect to such shares and, if the Qualified Optionee further elects, the Qualified Optionee's withholding obligations under Section 12(b) with respect to such exercise, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate option price and, if the Qualified Optionee has so elected, the amount of such withholding obligations. The Company shall not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate option price and, if the Qualified Optionee has so elected, the amount of such withholding obligations.

      13. Transferability of Options. Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

      14.   Termination of Employment, Disgorgement of Certain
Profits.

           (a) If an Optionee ceases to be an employee, director or consultant of the Company or any of its subsidiaries for any reason other than retirement of an employee or death of an Optionee, any Option held by that Optionee may be exercised by the Optionee at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the option period. If an Optionee enters retirement from employment or dies, any Option held by that Optionee may be exercised by the Optionee or the Optionee's executor or administrator at any time within the shorter of the option period or 12 months after the date of retirement or death, but only to the extent exercisable at retirement or death. Options which are not exercisable at the time of termination of such relationship or which are so exercisable but are not exercised within the time periods described above shall terminate. Military or sick leave shall not be deemed a termination under this Section 14 provided that it does not exceed the longer of 90 days or the period during which the rights of the absent employee, director or consultant are guaranteed by statute or by contract.

           (b) If, during the twelve-month period following the cessation of an Optionee's employment with, and/or directorship of, and/or consultancy for, the Company or any of its subsidiaries, as the case may be, and regardless of the reason or absence of reason for such cessation (the date of which cessation hereinafter, a "Cessation Date"), said
Optionee engages directly or indirectly in any business, activity or enterprise which diverts business from, is in conflict with, causes a competitive disadvantage to, or otherwise adversely affects the interests or business of, the Company or any of its subsidiaries, the Optionee shall automatically owe to the Company, and shall promptly and without demand pay to the Company, with respect to each share of Stock issued to the Optionee upon the full or partial exercise of each Option exercised by the Optionee from and after that date which is nine (9) months prior to the Optionee's Cessation Date, an amount equal to the excess of Market Value of such share on the date of exercise over the Option Price paid by the Optionee for such share; provided that, on a case by case basis, a majority of disinterested members of the Board of Directors or the Committee may, in their sole discretion, waive enforcement of this provision, in whole or in part; and provided further that no such waiver shall be deemed a waiver of enforcement in any other instance. The provisions of this Section 14(b) shall be applicable only with respect to Options granted on or after August 5, 1997.

      15. Adjustment of Number of Shares; Fractional Shares. Each Option Agreement shall provide that in the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of such Option Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised shall be proportionately and appropriately adjusted. Each Option Agreement shall further provide that upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at the time an employee, director or consultant of the Company, or any of its subsidiaries, as appropriate) shall have the right, immediately prior to such event, to exercise the Option, to the extent then exercisable by its terms and not theretofore exercised. No fraction of a share of the Stock shall be purchasable or deliverable, but in the event any adjustment of the number of shares of the Stock covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Stock of the nature contemplated by this Section 15 after the date of adoption of this Plan by the Board of Directors, the number of shares of the Stock available for the purpose of the Plan as stated in Section 5 and the exercise price per share of each Option shall be correspondingly adjusted.

      16. Stock Reserved. The Company shall at all times during the term of the Options reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

      17. Limitation of Rights in Option Stock. The Optionee shall have no rights as stockholder in respect of shares of the Stock as to which his or her Option shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan.

      18. Purchase for Investment. The Optionee shall make such representations with respect to investment intent and the method of disposal of optioned shares of the Stock as the Board of Directors may deem advisable in order to assure compliance with applicable securities laws.

      19. Termination and Amendment of Plan. The Board of Directors may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, provided, that the Board of Directors may not (a) except as provided in Section 15, without approval by the holders of a majority of the shares represented within twelve (12) months after the adoption of such amendment by the Board of Directors, increase the maximum number of shares available for option under the Plan or extend the period during which Options may be granted or exercised or (b) more than once in any six (6) month period, amend the Plan so as to (1) modify
Section 6 or (2) otherwise provide for or permit the grant of Options to Nonemployee Directors, provided, however, that the Board of Directors may make a modification of the type set forth in clause (b)(1) or (b)(2) above which is made to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either such statute. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of that Optionee under that Option.

      20. Effective Date. The Company's 1991 Stock Option Plan was initially adopted by the Board of Directors on August 28, 1991, and was approved by the stockholders of the Company on October 31, 1991. The Company's Amended and Restated 1991 Stock Option Plan was approved by the Board of Directors on September 8, 1993, and was approved by the stockholders of the Company on October 27, 1993. The addition of Section 6(c), which did not require shareholder approval, was approved by the Board of Directors on October 27, 1993. The First Amendment to the Company's Amended and Restated 1991 Stock Option Plan was approved by the Board of Directors on August 3, 1995, and was approved by the stockholders of the Company on October 26, 1995. The 3-for-2 stock split of the Stock (effected on February 22, 1996) and the Second Amendment to the Company's Amended and Restated 1991 Stock Option Plan, neither of which required shareholder approval, were approved by the Board of Directors on February 1, 1996. The deletion of Section 6(c), which did not require shareholder approval was approved by the Board of Directors on May 1, 1997. The increase in the number of shares authorized for issuance under the Plan to 1,950,000 shares, was approved by the Board of Directors on August 5, 1997 and was approved by the stockholders of the Company on October 30, 1997. Revisions to
Section 14 of the Plan, regarding the disgorgement of certain profits, did not require shareholder approval and was approved by the Board of Directors on August 5, 1997. This Third Amended and Restated 1991 Stock Option Plan incorporates all amendments to the Plan as of October 30, 1997.